SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 2

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 22, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                   333-24111                     33-0761578
(State or other jurisdiction      (Commission                   (IRS Employer
 of incorporation)                File Number)               Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.        Proforma Financial Information (1)

                   Proforma Balance Sheet, June 30, 1998 (Unaudited) Notes to Proforma Balance Sheet


         c.        Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.0 (1)

         10.2      First Amendment to the Amended and Restated Agreement
                   of Limited Partnership of United Development Co., L.P. -
                   97.0

_____________________
(1) Previously filed.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: October 16, 1998           By:      WNC &  Associates, Inc.,
                                          General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                        John B. Lester, Jr.,
                                                        President





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